UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2025

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.

1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

2-38960	Spire Alabama Inc. 605 Richard Arrington Blvd N Birmingham, AL 35203 205-326-8100	Alabama	63-0022000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act (only applicable to Spire Inc.):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 3, 2025, Steven L. Lindsey, the President and Chief Executive Officer of Spire Inc. (the “Company”) began a leave of absence for health-related reasons. The leave of absence will be for an indeterminate period of time. Mr. Lindsey also serves as Chief Executive Officer of Spire Alabama Inc. and Spire Missouri Inc. Scott E. Doyle, the Company’s Executive Vice President, Chief Operating Officer, will assume Mr. Lindsey’s duties and responsibilities during the extent of the leave of absence, and the Company does not anticipate its operations to be negatively impacted. Mr. Doyle will continue to serve as the Company’s Executive Vice President, Chief Operating Officer, and his compensation is not being increased or otherwise changed in connection with these additional duties and responsibilities.

Biographical and other information regarding Mr. Doyle is included under the caption “Information about Executive Officers” in Part I of the Company’s 2024 annual report on Form 10-K, as filed with the Securities and Exchange Commission on November 20, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	January 6, 2025	By:	/s/ Courtney M. Vomund
Courtney M. Vomund Senior Vice President, Chief Administrative Officer & Corporate Secretary

Spire Missouri Inc.
Date:	January 6, 2025	By:	/s/ Courtney M. Vomund
Courtney M. Vomund Senior Vice President, Chief Administrative Officer & Corporate Secretary

Spire Alabama Inc.
Date:	January 6, 2025	By:	/s/ Courtney M. Vomund
Courtney M. Vomund Senior Vice President, Chief Administrative Officer & Corporate Secretary